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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2004

SEACOR Holdings Inc. (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-12289 (Commission File Number)	13-3542736 (IRS Employer Identification No.)

11200 Richmond, Suite 400 Houston, Texas (Address of principal executive offices)	77082 (Zip Code)

Registrant's telephone number, including area code: (281) 899-4800

Not Applicable. (Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Exhibit
99.1	Press Release of SEACOR Holdings Inc., dated May 3, 2004, reporting SEACOR's financial results for the first quarter of 2004.

Item 12.    Results of Operations and Financial Condition.

        On May 3, 2004, SEACOR Holdings Inc. issued a press release announcing its financial results for the first quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.
Date of report: May 3, 2004	By:	/s/ LENNY P. DANTIN Name: Lenny P. Dantin Title: Vice President and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of SEACOR Holdings Inc., dated May 3, 2004, reporting SEACOR's financial results for the first quarter of 2004.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX